                           LTIP UNIT VESTING AGREEMENT

                    UNDER THE NORTHSTAR REALTY FINANCE CORP.
                        2004 OMNIBUS STOCK INCENTIVE PLAN

Name of Grantee:  NRF Employee, LLC
No. of LTIP Units: __________, subject to increase upon the issuance of any
Overallotment IPO Shares as described below
Grant Date:_____________ __, 2004
Final Acceptance Date: _____________ __, 2004

         Pursuant to the NorthStar Realty Finance Corp. 2004 Omnibus Stock
Incentive Plan (the "Plan") as amended through the date hereof and the Amended and Restated Agreement of Limited Partnership of NorthStar Realty Finance
Limited Partnership, dated as of [______________](1), as amended through the date hereof (the "Partnership Agreement"), of NorthStar Realty Finance Limited
Partnership, a Delaware limited partnership (the "Partnership"), NorthStar
Realty Finance Corp., a Maryland corporation and the general partner of the
Partnership (the "Company") hereby grants to the Grantee named above an Other
Award (an "Award") in the form of, and by causing the Partnership to issue to the Grantee named above, LTIP Units (as defined in the Partnership Agreement)
having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement. Upon acceptance of this LTIP Unit
Vesting Agreement (this "Agreement"), the Grantee shall receive the number of
LTIP Units specified above, subject to the restrictions and conditions set forth herein, in the Plan and in the Partnership Agreement. In addition, pursuant to this Agreement, upon each issuance of Overallotment IPO Shares (as defined in the Plan), the Grantee shall receive an additional number of LTIP Units equal to
__% of the number of such Overallotment IPO Shares, subject to the restrictions and conditions set forth herein, in the Plan and in the Partnership Agreement.
This Award is being granted to the Grantee in connection with the Grantee's issuance of all of the membership interests in the Grantee that entitle members to an interest in the LTIP Units granted herein to certain officers, employees and service providers of the Partnership.

         1.    Acceptance of Agreement. The Grantee shall have no rights with respect to this Agreement unless it has accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by (i) signing and delivering to the Partnership a copy of this Agreement and (ii) unless the
Grantee is already a Limited Partner (as defined in the Partnership Agreement), signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Annex A). Upon acceptance of

----------------------------
(1)   Insert the date on which the Amended and Restated Agreement of Limited
      Partnership of NorthStar Realty Finance Limited Partnership, as approved by the Board of Directors of NorthStar Realty Finance Corp. on September
      14, 2004, is entered into.

this Agreement by the Grantee and any automatic grant of LTIP Units under this
Agreement as a result of the issuance of any Overallotment IPO Shares, the
Partnership Agreement shall be amended to reflect the issuance to the Grantee of the LTIP Units so accepted or automatically granted and the Partnership shall deliver to the Grantee a certificate of the Company certifying the number of
LTIP Units then issued to the Grantee. Thereupon, the Grantee shall have all the rights of a Limited Partner of the Partnership with respect to the number of
LTIP Units then issued to the Grantee, as set forth in the Partnership
Agreement, subject, however, to the restrictions and conditions specified in
Section 2 below.

         2.    Restrictions and Conditions.

               (a)    The records of the Partnership evidencing the LTIP Units
granted herein shall bear an appropriate legend, as determined by the
Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the Partnership
Agreement.

               (b)    The LTIP Units granted herein will be fully vested upon
grant, provided that if, at any time, the Grantee holds all or a portion of the
LTIP Units granted herein and there are no vested or unvested membership interests of the Grantee outstanding that entitle, or, if vested, would entitle, any member to an interest in such LTIP Units, then the Partnership shall have the right, at the discretion of the Administrator, to acquire such LTIP Units from the Grantee without consideration. The Grantee must promptly provide written notice to the Partnership in the event that there are no vested or unvested membership interests of the Grantee outstanding that entitle, or, if vested, would entitle, any member to an interest in any of the LTIP Units granted herein. The Partnership may exercise the right to acquire such LTIP
Units without consideration by written notice to the Grantee at any time after receiving the written notice from the Grantee described in the preceding sentence and prior to receiving further notice from the Grantee that it has issued membership interest that, if vested, would entitle a member to an interest in such LTIP Units.

         3.    Distributions. Distributions on the LTIP Units shall be paid currently to the Grantee in accordance with the terms of the Partnership
Agreement.

         4.    Transfers of LTIP Units. LTIP Units granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee; provided that the Grantee may transfer LTIP Units to members of the
Grantee in redemption of vested membership interests in the Grantee. Any such transfer shall be made in compliance with the provisions of the Partnership
Agreement regarding transfers of Partnership Common Units. Upon any such transfer, the Grantee's Capital Account in the Partnership will be reduced, and the transferee's Capital Account in the Partnership will be credited, with such portion of the Grantee's Capital Account as the Grantee may specify, provided that such credit shall not cause the transferee to be credited with an Economic
Capital Account Balance (as defined in the Partnership Agreement) that exceeds the product of (a) the number of LTIP Units transferred and (b) the Partnership
Common Unit Economic Balance (also as defined in the Partnership Agreement), in each case as determined as of the date of the transfer.

                                       2

         5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms used but not defined in this Agreement shall have the meanings specified in the Plan, unless the context requires otherwise.

         6.    Covenants, Representation and Warranties. The Grantee hereby makes the covenants, representations and warranties and set forth on Annex B attached hereto as of the date of acceptance of this Agreement and the date of each automatic grant of additional LTIP Units under this Agreement after such date. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Annex B were false when made or have, as a result of changes in circumstances, become false.

         7.    Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise.

         8.    Amendment. The Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 12 thereof and that this Agreement may be amended or canceled by the Administrator, on behalf of the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall impair the Grantee's rights under this
Agreement without the Grantee's written consent.

         9.    No Obligation to Continue Employment. Neither the Company, the
Partnership nor any subsidiary of either of them is obligated by or as a result of the Plan or this Agreement to continue to have the Grantee provide services to it or to continue any of the members of the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the
Company, the Partnership or any subsidiary of either of them to terminate its relationship with the Grantee or the employment of any of the members of the
Grantee at any time.

         10.   Notices. Notices hereunder shall be mailed or delivered to the
Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

         11.   Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles. The parties hereto agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the State of New York and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within the City of New York, New York. The parties hereto further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts located within the State of New York.

                                       3

                  [Remainder of page intentionally left blank.]
                                          NORTHSTAR REALTY FINANCE CORP.

                                          By:___________________________________
                                             Name:
                                             Title:

                                          NORTHSTAR REALTY FINANCE LIMITED
                                          PARTNERSHIP

                                          By:   NorthStar Realty Finance Corp.,
                                                its general partner

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                       4

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.

                                      NRF EMPLOYEE, LLC

                                      By:   NorthStar Realty Finance Limited
                                            Partnership, its sole manager

                                      By:   NorthStar Realty Finance Corp.,
                                            its general partner

Dated:________________________        By:_______________________________________
                                         Name:
                                         Title:

                                      Grantee's address:

                                      c/o NorthStar Realty Finance Corp.

                                      527 Madison Avenue, 16th Floor

                                      New York, NY 10022

                                     ANNEX A
                                     -------

                     FORM OF LIMITED PARTNER SIGNATURE PAGE

         The Grantee, desiring to become one of the within named Limited
Partners of NorthStar Realty Finance Limited Partnership, hereby becomes a party to the Amended and Restated Agreement of Limited Partnership of NorthStar Realty
Finance Limited Partnership, dated as of [______________](2), as amended through the date hereof (the "Partnership Agreement"). The Grantee agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

               Signature Line for Limited Partner:

                                                    ____________________________
                                                    Name:
                                                    Date:

               Address of Limited Partner:          ____________________________

                                                    ____________________________

------------------------------
(2)   Insert the date on which the Amended and Restated Agreement of Limited
      Partnership of NorthStar Realty Finance Limited Partnership, as approved by the Board of Directors of NorthStar Realty Finance Corp. on September
      14, 2004, is entered into.

                                     ANNEX B
                                     -------

               GRANTEE'S COVENANTS, REPRESENTATIONS AND WARRANTIES

         The Grantee hereby represents, warrants and covenants as follows:

               (a)    Other than interests issued in exchange for previously
issued interests or interests that will not entitle a Person to any interest in the LTIP Units granted herein, the Grantee will only issue membership interests to a Person if (i) the issuance is for the provision of services to or for the benefit of the Partnership and (ii) the Person enters into a vesting agreement in form and substance satisfactory to the Company and the Partnership, in their sole discretion, pursuant to which, among other things, the interests issued to such Person vest at such times and in such amounts as are agreed to by the
Company and the Partnership and the Person makes representations, warranties and covenants for the benefit of the Company and the Partnership that are substantially the same as those listed below in Paragraphs (b) through (g)
together with such other representations, warranties and covenants as either the
Company or the Partnership may require in their sole discretion.

               (b)    The Grantee has received and had an opportunity to review

the following documents (the "Background Documents"):

                      (i)    The Company's latest Annual Report to Stockholders
         that has been provided to stockholders after the Company's initial public offering, if available;

                      (ii)   The Company's Proxy Statement for its most recent
         Annual Meeting of Stockholders following the Company's initial public offering, if available;

                      (iii)  The Company's Report on Form 10-K for the fiscal
         year most recently ended following the Company's initial public offering, if available;

                      (iv)   If any of the documents described in clauses (i) -
         (iii) above is not available, the Company's Registration Statement on
         Form S-11 registering the Company's initial public offering of its common stock;

                      (v)    The Company's Form 10-Q for the most recently ended
         quarter if one has been filed by the Company with the Securities and
         Exchange Commission since the filing of the Form 10-K described in clause (iii) above or, if a Form 10-K has not been filed by the
         Company, since the filing of the Form S-11 described in clause (iv)
         above;

                      (vi)   Each of the Company's Current Report(s) on
         Form 8-K, if any, filed since the later of the end of the fiscal year most recently ended for which a Form 10-K has been filed by the
         Company or the filing of the Form S-11 described in clause (iv) above;

                      (vii)  The Partnership Agreement;

                      (viii) The Plan; and

                      (ix)   The Company's Certificate of Incorporation, as
         amended.

                      The Grantee also acknowledges that any delivery of the
Background Documents and other information relating to the Company and the
Partnership prior to the determination by the Partnership of the suitability of the Grantee as a holder of LTIP Units shall not constitute an offer of LTIP
Units until such determination of suitability shall be made.

               (c)    The Grantee hereby represents and warrants that

                      (i)    The Grantee either (A) is an "accredited investor"
         as defined in Rule 501(a) under the Securities Act of 1933, as amended
         (the "Securities Act"), or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him, her or it with respect to the grant to him, her or it of LTIP Units, the potential conversion of LTIP Units into common units of the Partnership ("Common Units") and the potential redemption of such Common Units for shares of common stock ("REIT
         Shares"), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his, her or its own interest or has engaged representatives or advisors to assist him, her or it in protecting his, her or its interests, and (III) is capable of bearing the economic risk of such investment.

                      (ii)   The Grantee understands that (A) the Grantee is
         responsible for consulting his, her or its own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the
         Grantee is or by reason of the award of LTIP Units may become subject, to his, her or its particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the
         Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in the
         Partnership and/or the Company involves substantial risks. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the
         Company and their respective activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The
         Grantee confirms that all documents, records, and books pertaining to his, her or its receipt of LTIP Units which were requested by the
         Grantee have been made available or delivered to the Grantee. The
         Grantee has had an opportunity to ask

         questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. THE GRANTEE HAS RELIED UPON,
         AND IS MAKING ITS DECISION SOLELY UPON, THE BACKGROUND DOCUMENTS AND
         OTHER WRITTEN INFORMATION PROVIDED TO THE GRANTEE BY THE PARTNERSHIP
         OR THE COMPANY. The Grantee did not receive any tax, legal or financial advice from the Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this
         Agreement and the Grantee's receipt of LTIP Units.

                      (iii)  The LTIP Units to be issued, the Common Units
         issuable upon conversion of the LTIP Units and any REIT Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee's right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP
         Units, Common Units or REIT Shares in compliance with the Securities
         Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.

                      (iv)   The Grantee acknowledges that (A) neither the LTIP
         Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B)
         the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C)
         such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E)
         neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for REIT Shares, the
         Company currently intends to issue such REIT Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities
         Act, to the extent that (I) the Grantee is eligible to receive such
         REIT Shares under the Plan at the time of such issuance, (II) the
         Company has filed a Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and (III) such Form S-8 is effective at the time of the issuance of such REIT Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement or this Agreement, the
         Grantee may have to bear the economic risk of his, her or its ownership of the LTIP Units

         acquired hereby and the Common Units issuable upon conversion of the
         LTIP Units for an indefinite period of time.

                      (v)    The Grantee has determined that the LTIP Units are
          a suitable investment for the Grantee.

                      (vi)   No representations or warranties have been made to
         the Grantee by the Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the
         Grantee has received no information relating to an investment in the
         Partnership or the LTIP Units except the information specified in
         Paragraph (b) above.

               (d)    So long as the Grantee holds any LTIP Units, the Grantee
shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

               (e)    The Grantee hereby agrees to make an election under
Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Annex C. The Grantee agrees to file the election (or to permit the Partnership to file such election on the Grantee's behalf) within thirty (30) days after the award of the LTIP Units hereunder with the IRS
Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee's U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

               (f)    The address set forth on the signature page of this
Agreement is the address of the Grantee's principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

               (g)    The representations of the Grantee as set forth above are
true and complete to the best of the information and belief of the Grantee, and the Partnership shall be notified promptly of any changes in the foregoing representations.

                                     ANNEX C
                                     -------

                 ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
                 TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
                          OF THE INTERNAL REVENUE CODE

         The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1.    The name, address and taxpayer identification number of the undersigned are:

               Name: ______________________________ (the "Taxpayer")

               Address: ________________________________________________________

               _________________________________________________________________

               Social Security No./Taxpayer Identification No.: ________________

         2.    Description of property with respect to which the election is being made:

               The election is being made with respect to ________ LTIP Units in
               NorthStar Realty Finance Limited Partnership (the "Partnership").

         3.    The date on which the LTIP Units were transferred is
               __________ __, 2004. The taxable year to which this election relates is calendar year 200_.

         4.    Nature of restrictions to which the LTIP Units are subject:

               (a)    The LTIP Units may not be transferred in any manner
                      without the consent of the Partnership, unless there are
                      vested membership interests of the Taxpayer outstanding
                      that entitle a member of the Taxpayer to a interest in the
                      LTIP Units.

               (b)    If there are no vested or unvested membership interests of the Taxpayer outstanding that entitle, or, if vested,
                      would entitle, any member to an interest in such LTIP
                      Units, then the Partnership shall have the right, at the
                      discretion of the Administrator, to acquire such LTIP
                      Units from the Grantee upon notice.

         5.    The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of

               the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.

         6.    The amount paid by the Taxpayer for the LTIP Units was $0 per
               LTIP Unit.

         7.    A copy of this statement has been furnished to the Partnership and to its general partner, NorthStar Realty Finance Corp.

Dated: ____________________, 2004

                                                 _______________________________
                                                 Name: